                                                              Exhibit 99.5



                   Certificate Furnished Under Section 906
                      Of the Sarbanes-Oxley Act of 2002

I, Barry C. Cooper, Chief Financial Officer of Laclede Gas Company, hereby certify that

         (a) To the best of my knowledge, the accompanying report on Form 10-K for the year ended September 30, 2002 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and

         (b) To the best of my knowledge, the information contained in the accompanying report on Form 10-K for the year ended September 30, 2002 fairly presents, in all material respects, the financial condition and results of operations of Laclede Gas Company.


Date: December 3, 2002                        /s/ Barry C. Cooper
                                              -----------------------------

                                              Barry C. Cooper
                                              Chief Financial Officer